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CLOSED END
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The Spain Fund

Annual Report
November 30, 2001

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
January 2, 2002

Dear Shareholder:

This report provides investment results and market commentary for The Spain Fund (the "Fund") for the annual reporting period ended November 30, 2001.

Investment Objective and Policies

This closed-end fund seeks long-term capital appreciation through investment primarily in the equity securities of Spanish companies.

Investment Results

The following table provides performance for the Fund and its benchmark, the Madrid General Index, for the three-, six- and 12-month periods ended November 30, 2001.

INVESTMENT RESULTS*
Periods Ended November 30, 2001

                                                   -----------------------------
                                                           Total Returns
                                                   -----------------------------
                                                      3          6          12
                                                   Months     Months      Months
--------------------------------------------------------------------------------
The Spain Fund (NAV)                                1.75%     -3.66%      -7.85%
--------------------------------------------------------------------------------
Madrid General Index                               12.72%      2.17%      -9.27%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) as of November 30, 2001. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Madrid General Index is comprised of 115 stocks and represents slightly more than 90% of total market capitalization (excluding foreign stocks). The index is dominated by banks, utilities and communications companies, which together account for 70% of the index capitalization. The index reflects no fees or expenses. The index's returns are expressed in U.S. dollars. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including The Spain Fund.

      Additional investment results appear on pages 4-6.

The Fund underperformed its benchmark for the three- and six-month periods ended November 30, 2001, while it outperformed during the 12-month period under review. The Fund's underperformance was due to its relative underweight position in resource stocks, which performed well over those two periods. The Fund's outperformance for the 12-month period was a result of its underweight position in the poorly performing telecommunications sector over the period.

Market Commentary

The Spanish stock market has been relatively volatile during the 12-month period under review. First, equity prices suffered in the wake of the September 11 terrorist attacks. Although these prices recovered alongside other global equity markets, they subsequently suffered from the uncertainty sur-


--------------------------------------------------------------------------------
                                                              THE SPAIN FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

rounding Argentina and the possible contagion of the country's economic plight to the rest of Latin America. Spanish companies are relatively heavily exposed to the South American region.

Approximately 30% of the stock market's earnings before interest, tax, depreciation and amortization is derived from the region, and Latin America has a particularly large impact on the profitability of the Spanish banking and telecommunications sectors. We believe that Argentina's problems will be contained to that country and that growth for the area will gain pace in 2002.

Economic forecasts for Spanish gross domestic product (GDP) growth have continued to decline over the review period as recession has impacted the United States and some of the more significant economies in Europe. However, our expectation of between 2.0% and 2.5% GDP growth for both 2001 and 2002 remains above the European averages and explains the relatively strong performance of the Spanish stock market against its European counterparts over 2001.

Inflation, however, continues to trend above the euro average. We anticipate approximately a 3.5% growth in prices for 2001, but expect this to decline to 2.5% for 2002, primarily as a result of the recent decline in oil prices.

Overall, we anticipate a continued recovery in stock prices in 2002. This expectation is based upon our belief that global economic recovery will begin to be seen around the middle of the year. Spain's recovery will be brought about by further cuts in interest rates within the euro zone and a continued growth in liquidity as money supply expansion gains momentum.

At the same time, we believe that domestic investors will again begin to channel savings towards the stock market. These domestic money flows have slowed to a trickle during 2001 as investor confidence has evaporated. We believe that a return to economic expansion will see a desire on the part of investors to participate in renewed profits and dividends growth.

Market Outlook

Spain's stock market remains ideally placed to take advantage of a return to more rapid economic growth. Profit growth should remain above the European average for both this year and next while valuations remain reasonable given this relative earnings performance. As a result, the Fund continues to be fully invested with a focus upon companies that display above-average


--------------------------------------------------------------------------------
2 o THE SPAIN FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

earnings growth, and which we consider to have dominant market positions in their industries.

Thank you for your continued interest and investment in The Spain Fund. We look forward to reporting to you on market activity and the Fund's investment results in the future.

Sincerely,


/s/ Dave H. Williams

Dave H. Williams
Chairman and President


/s/ Mark H. Breedon

Mark H. Breedon
Vice President

[PHOTO]     Dave H. Williams

[PHOTO]     Mark H. Breedon

Portfolio Manager, Mark H. Breedon, has over 24 years of investment experience.


--------------------------------------------------------------------------------
                                                              THE SPAIN FUND o 3

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

THE SPAIN FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
11/30/91 TO 11/30/01

[The following table was depicted as a mountain chart in the printed material.]

Madrid General Index: $21,390

The Spain Fund (NAV): $21,343


                     The Spain Fund (NAV)           Madrid General Index
------------------------------------------------------------------------
    11/30/91                 10000                          10000
    11/30/92                  7335                           7834
    11/30/93                  8581                           8734
    11/30/94                  9378                          10013
    11/30/95                  9858                          11489
    11/30/96                 12665                          14666
    11/30/97                 17546                          19572
    11/30/98                 26824                          28883
    11/30/99                 28132                          28987
    11/30/00                 23160                          23575
    11/30/01                 21343                          21390


This chart illustrates the total value of an assumed $10,000 investment in The Spain Fund at net asset value (NAV) (from 11/30/91 to 11/30/01) as compared to the performance of an appropriate index. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Madrid General Index comprises 115 stocks and represents approximately 90% of total market capitalization (excluding foreign stocks). The index is dominated by banks, utilities and communications companies, which together account for 70% of the index capitalization. The index's returns are expressed in U.S. dollars.

When comparing The Spain Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including The Spain Fund.


--------------------------------------------------------------------------------
4 o THE SPAIN FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

THE SPAIN FUND (NAV)
HISTORY OF RETURNS
YEARLY PERIODS ENDED 11/30

   [The following table was depicted as a bar chart in the printed material.]

                The Spain Fund (NAV)--Yearly Periods Ended 11/30
--------------------------------------------------------------------------------
                                The Spain                  Madrid
                               Fund (NAV)               General Index
--------------------------------------------------------------------------------
             11/30/92           -26.65%                   -21.66%
             11/30/93            16.99%                    11.49%
             11/30/94             9.28%                    14.64%
             11/30/95             5.12%                    14.74%
             11/30/96            28.48%                    27.66%
             11/30/97            38.54%                    33.45%
             11/30/98            52.88%                    47.57%
             11/30/99             4.87%                     0.36%
             11/30/00           -17.67%                   -18.67%
             11/30/01            -7.85%                    -9.27%

Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the Fund's net asset value
(NAV). All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period.

The unmanaged Madrid General Index is comprised of 115 stocks and represents slightly more than 90% of total market capitalization (excluding foreign stocks). The index is dominated by banks, utilities and communications companies, which together account for 70% of the index capitalization. The index reflects no fees or expenses. The index's returns are expressed in U.S. dollars.

An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including The Spain Fund.


--------------------------------------------------------------------------------
                                                              THE SPAIN FUND o 5

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
November 30, 2001

INCEPTION DATE           PORTFOLIO STATISTICS

6/28/88                  Net Assets ($mil): $72.0

SECTOR BREAKDOWN

 29.3% Utilities
 26.0% Consumer Services
 25.1% Financial Services           [PIE CHART]
  4.9% Energy
  4.3% Technology
  4.1% Health Care
  3.3% Multi-Industry
  1.7% Capital Goods
  1.0% Basic Industry

  0.3% Short-Term

All data as of November 30, 2001. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
6 o THE SPAIN FUND

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

TEN LARGEST HOLDINGS
November 30, 2001

                                                                      Percent of
Company                                                U.S. $ Value   Net Assets
--------------------------------------------------------------------------------
Telefonica, SA                                          $10,142,475        14.1%
--------------------------------------------------------------------------------
Banco Bilbao Vizcaya Argentaria, SA                       9,378,918        13.0
--------------------------------------------------------------------------------
Banco Santander Central Hispano, SA                       8,372,269        11.6
--------------------------------------------------------------------------------
Telefonica Moviles, SA                                    4,639,822         6.5
--------------------------------------------------------------------------------
Gas Natural SDG, SA                                       3,342,553         4.6
--------------------------------------------------------------------------------
Repsol-YPF, SA                                            3,004,744         4.2
--------------------------------------------------------------------------------
Zeltia, SA                                                2,918,533         4.1
--------------------------------------------------------------------------------
Sogecable, SA                                             2,620,752         3.6
--------------------------------------------------------------------------------
Industria de Diseno Textil, SA (Inditex)                  2,589,673         3.6
--------------------------------------------------------------------------------
Aldeasa, SA                                               2,508,616         3.5
--------------------------------------------------------------------------------
                                                        $49,518,355        68.8%


--------------------------------------------------------------------------------
                                                              THE SPAIN FUND o 7

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
November 30, 2001

Company                                                    Shares   U.S. $ Value
--------------------------------------------------------------------------------

COMMON STOCKS-98.1%

Utilities-28.9%
Electric & Gas-13.1%
Endesa, SA ........................................       80,000     $ 1,280,636
Gas Natural SDG, SA ...............................      190,570       3,342,553
Iberdrola, SA .....................................      175,000       2,248,010
Red Electrica de Espana ...........................       80,000         713,057
Union Fenosa, SA ..................................      116,000       1,815,357
                                                                     -----------
                                                                       9,399,613
                                                                     -----------
Telephone-15.8%
Jazztel Plc. (ADR)(a) .............................      192,200       1,247,378
Telefonica, SA(a) .................................      750,315      10,142,475
                                                                     -----------
                                                                      11,389,853
                                                                     -----------
                                                                      20,789,466
                                                                     -----------
Consumer Services-25.6%
Airlines-1.1%
Iberia Lineas Aereas de Espana, SA ................      840,336         782,884
                                                                     -----------

Apparel-3.6%
Industria de Diseno Textil, SA (Inditex)(a) .......      134,211       2,589,673
                                                                     -----------

Broadcasting & Cable-6.5%
Promotora de Informaciones (Prisa), SA ............      215,000       2,101,233
Sogecable, SA(a) ..................................      106,000       2,620,752
                                                                     -----------
                                                                       4,721,985
                                                                     -----------
Cellular Communications-6.5%
Telefonica Moviles, SA(a) .........................      625,547       4,639,822
                                                                     -----------

Printing & Publishing-4.4%
Telefonica Publicidad e Informacion, SA ...........      305,000       1,224,021
Unidad Editorial, SA Series A(a)(b) ...............      687,039       1,923,280
                                                                     -----------
                                                                       3,147,301
                                                                     -----------
Retail-3.5%
Aldeasa, SA .......................................      166,000       2,508,616
                                                                     -----------
                                                                      18,390,281
                                                                     -----------
Financial Services-24.6%
Banking-24.6%
Banco Bilbao Vizcaya Argentaria, SA(c) ............      762,000       9,378,918
Banco Santander Central Hispano, SA ...............      981,737       8,372,269
                                                                     -----------
                                                                      17,751,187
                                                                     -----------


--------------------------------------------------------------------------------
8 o THE SPAIN FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                    Shares   U.S. $ Value
--------------------------------------------------------------------------------

Energy-4.8%
Oil-4.2%
Repsol-YPF, SA ....................................      213,647     $ 3,004,744
                                                                     -----------

Miscellaneous-0.6%
Grupo Auxiliar Metalurgico, SA (Gamesa)(a) ........       30,174         481,132
                                                                     -----------
                                                                       3,485,876
                                                                     -----------
Technology-4.2%
Computer Services-2.2%
Indra Sistemas, SA ................................      183,035       1,574,042
                                                                     -----------

Internet-2.0%
Terra Networks, SA(a) .............................      172,000       1,437,544
                                                                     -----------
                                                                       3,011,586
                                                                     -----------
Healthcare-4.1%
Medical Products-4.1%
Zeltia, SA ........................................      358,024       2,918,533
                                                                     -----------

Multi-Industry-3.2%
Multi-Industry-3.2%
Corporacion Financiera Alba, SA ...................      110,032       2,344,901
                                                                     -----------

Capital Goods-1.7%
Machinery-1.7%
Azkoyen, SA .......................................      140,000       1,241,579
                                                                     -----------

Basic Industries-1.0%
Mining & Metals-1.0%
Acerinox, SA ......................................       22,500         705,442
                                                                     -----------

Total Common Stocks
   (cost $70,878,368) .............................                   70,638,851
                                                                     -----------


--------------------------------------------------------------------------------
                                                              THE SPAIN FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                        Principal
                                                           Amount
Company                                                     (000)   U.S. $ Value
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT-0.3%
Time Deposit-0.3%
Societe Generale
   2.06%, 12/03/01
   (cost $200,000) ................................         $200     $   200,000
                                                                     -----------

Total Investments-98.4%
   (cost $71,078,368) .............................                   70,838,851
Other assets less liabilities-1.6% ................                    1,162,014
                                                                     -----------

Net Assets-100% ...................................                  $72,000,865
                                                                     ===========

(a)   Non-income producing security.

(b)   Restricted and illiquid security, valued at fair value (see Notes A & E).

(c) Security represents investment in an affiliate. For the year ended November 30, 2001, the Fund sold 218,000 shares and received proceeds of $2,895,125.

      Glossary:

      ADR - American Depositary Receipt.

      See notes to financial statements.


--------------------------------------------------------------------------------
10 o THE SPAIN FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
November 30, 2001

Assets
Investments in securities, at value (cost $71,078,368) .......     $ 70,838,851
Cash .........................................................           36,817
Foreign cash, at value (cost $1,896,131) .....................        1,932,280
Interest and foreign taxes recievable ........................           30,048
                                                                   ------------
Total assets .................................................       72,837,996
                                                                   ------------
Liabilities
Payable for investment securities purchased ..................          276,596
Management fee payable .......................................           71,337
Accrued expenses .............................................          489,198
                                                                   ------------
Total liabilities ............................................          837,131
                                                                   ------------
Net Assets ...................................................     $ 72,000,865
                                                                   ============
Composition of Net Assets
Capital stock, at par ........................................     $     85,838
Additional paid-in capital ...................................       74,050,452
Accumulated net realized loss on investments and foreign
   currency transactions .....................................       (1,932,217)
Net unrealized depreciation of investments and foreign
   currency denominated assets and liabilities ...............         (203,208)
                                                                   ------------
                                                                   $ 72,000,865
                                                                   ============
Net Asset Value Per Share
   (based on 8,583,773 shares outstanding) ...................            $8.39
                                                                           ====

See notes to financial statements


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 11

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Year Ended November 30, 2001

Investment Income
Dividends-unaffiliated issuers (net of foreign
   taxes withheld of $164,401) .....................    $941,903
Dividends-affiliated issuer (net of foreign
   taxes withheld of $38,634) ......................     218,927
Interest ...........................................      72,880    $ 1,233,710
                                                        --------
Expenses
Management fee .....................................     840,723
Custodian ..........................................     177,859
Audit and legal ....................................     171,739
Directors' fees and expenses .......................     118,233
Printing ...........................................     103,259
Transfer agency ....................................      70,882
Registration .......................................      25,255
Miscellaneous ......................................       3,316
                                                        --------
Total expenses .....................................                  1,511,266
                                                                    -----------
Net investment loss ................................                   (277,556)
                                                                    -----------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized loss on investment
   transactions -unaffiliated issuers ..............                 (4,182,094)
Net realized gain on investment
   transactions -affiliated issuer .................                  2,265,555
Net realized gain on foreign currency
   transactions ....................................                    468,716
Net change in unrealized appreciation/
   depreciation of:
   Investments .....................................                 (4,905,677)
   Foreign currency denominated assets
     and liabilities ...............................                    (63,627)
                                                                    -----------
Net loss on investments and foreign
   currency transactions ...........................                 (6,417,127)
                                                                    -----------
Net Decrease in Net Assets from
   Operations ......................................                $(6,694,683)
                                                                    ===========

See notes to financial statements.


--------------------------------------------------------------------------------
12 o THE SPAIN FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                   Year Ended      Year Ended
                                                  November 30,    November 30,
                                                      2001            2000
                                                  ============    ============
Increase (Decrease) in Net Assets
from Operations
Net investment loss ...........................   $   (277,556)   $ (1,100,000)
Net realized gain (loss) on investments and
   foreign currency transactions ..............     (1,447,823)     15,026,390
Net change in unrealized appreciation/
   depreciation of investments and
   foreign currency denominated assets
   and liabilities ............................     (4,969,304)    (30,034,013)
                                                  ------------    ------------
Net decrease in net assets from
   operations .................................     (6,694,683)    (16,107,623)
Dividends and Distributions to
Shareholders from:
Net investment income .........................       (191,160)             -0-
Net realized gain on investments and
   foreign currency transactions ..............     (4,078,408)    (36,493,259)
Tax return of capital .........................     (5,427,639)             -0-
Capital Stock Transactions
Reinvestment of dividends resulting in the
   issuance of Common Stock ...................        185,667              -0-
                                                  ------------    ------------
Total decrease ................................    (16,206,223)    (52,600,882)
Net Assets
Beginning of period ...........................     88,207,088     140,807,970
                                                  ------------    ------------
End of period .................................   $ 72,000,865    $ 88,207,088
                                                  ============    ============

See notes to financial statements.


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 13

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
November 30, 2001

NOTE A

Significant Accounting Policies

The Spain Fund, Inc. (the "Fund") was incorporated in the state of Maryland on June 30, 1987 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked price of the respective currency against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gains and losses on foreign currency transactions represent net foreign exchange gains and losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, forward exchange currency contracts and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unreal-


--------------------------------------------------------------------------------
14 o THE SPAIN FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

ized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

The exchange rate for the Euro at November 30, 2001 was 1.12 EUR to U.S. $1.00.

3. Taxes

It is the Fund's policy to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the Spanish tax rates.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Realized gains and losses from security and currency transactions are calculated on the identified cost basis.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with federal tax regulations, which may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment; temporary differences, do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency transactions resulted in a net decrease in accumulated net investment loss and a corresponding increase in accumulated net realized loss on investments and foreign currency transactions. This reclassification had no effect on net assets.

NOTE B

Management Fee and Other Transactions with Affiliates

Under an Investment Management and Administration Agreement, the Fund pays Alliance Capital Management L.P. (the "Investment Manager") a fee, calculated weekly and paid monthly, at an annualized rate of 1.10% of the average weekly net assets up to $50 million, 1.00% of the Fund's average weekly net assets on the next $50 million, and .90% of the Fund's average weekly net assets over $100 million.

The Fund and the Investment Manager have entered into a Sub-Advisory Agreement with Privanza Banco Personal, S.A. (the "Sub-Adviser"). Under this agreement the Sub-Adviser receives a fee at the annual rate of .25 of 1% of the Fund's average weekly net assets. All amounts paid to the Sub-Adviser are payable by the Investment Manager from its fee. An officer of the Fund is a director of the Sub-Adviser.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. ("AGIS"), formerly Alliance Fund Services, Inc., an


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

affiliate of the Investment Manager, the Fund reimburses AGIS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AGIS $1,474 during the year ended November 30, 2001.

Brokerage commissions paid on investment transactions for the year ended November 30, 2001 amounted to $143,056, none of which was paid to Banco Bilbao Vizcaya Argentaria.

Banco Bilbao Vizcaya Argentaria, an affiliate of the Sub-Adviser, serves as subcustodian of the Fund. Fees paid to the subcustodian are payable by the custodian from its fee. For the year ended November 30, 2001, the Fund earned $69,856 of interest income on cash balances maintained at the subcustodian.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $26,403,072 and $32,529,550, respectively, for the year ended November 30, 2001. There were no purchases or sales of U.S. government or government agency obligations for the year ended November 30, 2001.

At November 30, 2001, the cost of investments for federal income tax purposes was $71,581,467. Accordingly, gross unrealized appreciation of investments was $12,377,402 and gross unrealized depreciation of investments was $13,120,018 resulting in net unrealized depreciation of $742,616 (excluding foreign currency transactions).

At November 30, 2001, the Fund had a capital loss carry forward of $1,429,119, all of which will expire in 2009.

Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gains or losses on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value approximately equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a for-


--------------------------------------------------------------------------------
16 o THE SPAIN FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

eign currency relative to the U.S. dollar. At November 30, 2001, the Fund had no outstanding forward foreign exchange currency contracts.

NOTE D

Capital Stock

There are 100,000,000 shares of $.01 par value common stock authorized. At November 30, 2001, 8,583,773 shares were outstanding. During the year ended November 30, 2001, the Fund issued 23,152 shares, in connection with the Fund's dividend reinvestment plan.

NOTE E

Restricted Security

                                                        Date Acquired     Cost
                                                      --------------------------
Unidad Editorial, SA Series A........................      9/30/92      $871,944

The security shown above is restricted as to sale and has been valued at fair value in accordance with the policy described in Note A.

The value of this security at November 30, 2001 was $1,923,280 representing 2.7% of net assets.

NOTE F

Concentration of Risk

Investing in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable United States companies.

Investment in the Fund's shares requires consideration of certain factors that are not typically associated with investments in U.S. equity securities such as currency fluctuations, potential price volatility, lower liquidity and concentration of the Spanish equities market and limitations on the concentration of investment in the equity of securities of companies in certain industry sectors. The possibility of political and economic instability of government supervision and regulation of the market may further affect the Fund's investments.


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 17

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     Year Ended November 30,
                                  ----------------------------------------------------------------
                                     2001          2000         1999           1998           1997
                                  ----------------------------------------------------------------
Net asset value,
  beginning of period .........   $ 10.30       $ 16.45     $  22.16       $  18.34       $  13.41
                                  ----------------------------------------------------------------
Income From
  Investment Operations
Net investment income (loss) ..      (.03)(a)      (.13)        (.06)(a)        .04(a)         .06
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ................      (.75)        (1.76)         .44           7.41           5.03
                                  ----------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..................      (.78)        (1.89)         .38           7.45           5.09
                                  ----------------------------------------------------------------
Realized gain due to
  repurchase program ..........        -0-           -0-         .19            .24             -0-
                                  ----------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...........      (.02)           -0-          -0-          (.45)          (.16)
Distributions in excess of net
  investment income ...........        -0-           -0-          -0-         (1.47)            -0-
Distributions from net realized
  gain on investments
  and foreign currency
  transactions ................      (.48)        (4.26)       (6.28)         (1.95)            -0-
Tax return of capital .........      (.63)           -0-          -0-            -0-            -0-
                                  ----------------------------------------------------------------
Total dividends and
  distributions ...............     (1.13)        (4.26)       (6.28)         (3.87)          (.16)
                                  ----------------------------------------------------------------
Net asset value, end
  of period ...................   $  8.39       $ 10.30     $  16.45       $  22.16       $  18.34
                                  ================================================================
Market value, end
  of period ...................   $  8.55       $ 9.625     $  14.50       $ 18.875       $ 15.875
                                  ================================================================
Total Return
Total investment return
  based on(b):
  Market value ................      0.49%       (12.72)%       8.53%         50.44%         49.59%
  Net asset value .............     (7.85)%      (17.67)%       4.87%         52.88%         38.54%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............   $72,001       $88,207     $140,808       $203,647       $183,857
Ratio of expenses to average
  net assets ..................      1.91%         1.96%        1.84%          1.44%          1.55%
Ratio of net investment
  income (loss) to average
  net assets ..................      (.35)%        (.88)%       (.32)%          .16%           .38%
Portfolio turnover rate .......        34%           29%          45%            47%            45%

See footnote summary on page 19.


--------------------------------------------------------------------------------
18 o THE SPAIN FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years. Total investment return calculated for a period of less than one year is not annualized.


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 19

---------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The Spain Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Spain Fund, Inc. (the "Fund") at November 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2001 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
January 16, 2002

TAX INFORMATION
(unaudited)

In order to meet certain requirements of the Internal Revenue Code we are advising you that $4,078,408 of the capital gain distributions paid by the Fund during the fiscal year ended November 30, 2001 are subject to maximum tax rates of 20%.

In addition, the Fund intends to make an election under Internal Revenue Code
Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes that may be passed through to the shareholders for the fiscal year ended November 30, 2001 is $203,035. The foreign source of income for information reporting purposes is $1,363,865.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 2002.


--------------------------------------------------------------------------------
20 o THE SPAIN FUND

                                                          ----------------------
                                                          ADDITIONAL INFORMATION
                                                          ----------------------

ADDITIONAL INFORMATION
(unaudited)

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. State Street Bank and Trust Company (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participant's accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 21

----------------------
ADDITIONAL INFORMATION
----------------------

cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, PO Box 8200, Boston, Massachusetts 02266-8200.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Mark H. Breedon, the Vice President of the Fund.


--------------------------------------------------------------------------------
22 o THE SPAIN FUND

                                                  ------------------------------
                                                  SUPPLEMENTAL PROXY INFORMATION
                                                  ------------------------------

SUPPLEMENTAL PROXY INFORMATION
(unaudited)

The Annual Meeting of Shareholders of The Spain Fund was held on September 14, 2001. The description of each proposal and number of shares are as follows:

                                                                       Authority
                                                             Voted For  Withheld
--------------------------------------------------------------------------------
1. To elect directors:   Class Three Directors
                         (term expires 2004)
                            Dave H. Williams                 5,201,397   155,907
                            Inmaculada de Habsburgo-Lorena   5,210,353   147,951
                            Francisco Gomez Roldan           5,166,017   192,287
                            Juan Manuel Sainz de Vicuna      5,197,289   161,015
                         Class One Director
                         (term expires 2002)
                            Luis J. Bastida                  5,189,650   168,654


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 23

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the market, for example, the technology sector.

portfolio

The collection of securities that make up a fund's or an investor's investments.


--------------------------------------------------------------------------------
24 o THE SPAIN FUND

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $421 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 37 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 646 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 9/30/01.


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 25

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

Dave H. Williams, Chairman and President
Luis J. Bastida
Norman S. Bergel
John D. Carifa
Angel Corcostegui(1)
H.R.H. Pilar de Borbon y Borbon(1)
Inmaculada de Habsburgo-Lorena(1)
Enrique L. Fevre
Ignacio Gomez-Acebo
Francisco Gomez Roldan(1)
Juan Manuel Sainz de Vicuna(1)
Dr. Reba W. Williams
Carlos Delclaux Zulueta

Officers

Mark H. Breedon, Vice President
Russell Brody, Vice President
Cristina Fernandez-Alepuz, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Dividend Paying Agent, Transfer Agent and Registrar

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

(1)   Member of the Audit Committee

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock on the open market.

      This report, including the financial statements therein is transmitted to the shareholders of The Spain Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


--------------------------------------------------------------------------------
26 o THE SPAIN FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund will change its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust will change its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund will change its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 27

------------------------------
SUMMARY OF GENERAL INFORMATION
------------------------------

SUMMARY OF GENERAL INFORMATION

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation SpainFd. The daily net asset value of the Fund's shares are available from the Fund's Transfer Agent by calling (800) 219-4218. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Analytical Services and Morningstar, Inc. The Fund's NYSE trading symbol is "SNF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed End Funds".

Dividend Reinvestment and Cash Purchase Plan

A Dividend Reinvestment Plan is available to shareholders in the Fund, which provides automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at (800) 219-4218.


--------------------------------------------------------------------------------
28 o THE SPAIN FUND

The Spain Fund
1345 Avenue of the Americas
New York, NY 10105

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

SPNAR1101